SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 17, 2004



                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                    ----------------------------------------
             (Exact name of registrant as specified in this Charter)



             Utah                      2-35669                  59-1231733
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(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)              Identification No.)


                   755 Rinehart Road, Lake Mary, Florida 32746
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               (Address of principal executive offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 264-1060
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                                 Does Not Apply
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          (Former name or former address, if changed since last report)

ITEM 8.01.  Other Events

         On December 17, 2004, Southern Security Life Insurance Company (the "Company") received a letter from the Nasdaq Stock Market, Inc. notifying the Company that it did not meet the terms of an extension of time to comply with the minimum 500,000 publicly held shares requirement for continued inclusion in the Nasdaq Stock Market as set forth in Marketplace Rule 4310(c)(7). By letter dated September 1, 2004, the Nasdaq staff had notified the Company that it did not comply with the minimum 500,000 publicly held shares requirement and, based on the staff review of materials submitted on September 16, 2004, granted the Company an extension until December 15, 2004 to comply with the requirement.

         In the December 17, 2004 letter, the staff stated that upon further review the Company did not meet the terms of the extension because the Company has neither completed the merger transaction involving Security National Life Insurance Company and SSLIC Holding Company resulting in the Company's securities becoming voluntarily delisted nor issued additional shares in order to evidence compliance with the 500,000 publicly held shares requirement. As a result, the December 17, 2004 letter stated that the Company's securities will be delisted from the Nasdaq SmallCap Market at the opening of business on December 29, 2004.

         The Company has filed an appeal of the staff's determination to a delisting qualifications panel. In this regard, the hearing request will stay the delisting of the Company's securities pending a decision of a delisting qualifications panel. If the Company is not successful in its appeal of the staff's decision to delist its securities, the securities will be delisted from the Nasdaq SmallCap Market. If the Company's securities are delisted from the Nasdaq SmallCap Market, additional sales requirements on broker-dealers will adversely affect the ability of shareholders to trade the Company's securities and the trading price of the securities could decline.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                        (Registrant)



Date: December 23, 2004                 By: /s/ Scott M. Quist
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                                            Scott M. Quist, President and
                                            Chief Operating Officer




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